UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017 (May 30, 2017)

NATIONAL ENERGY SERVICES REUNITED CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38091	98-1367302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Blvd., 7th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 293-2935

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events

Over-Allotment Closing

As previously reported on a Current Report on Form 8-K of National Energy Services Reunited Corp. (the “Company”), on May 17, 2017, the Company consummated its initial public offering (“IPO”) of 21,000,000 units (“Units”), each Unit consisting of one ordinary share, no par value (“Ordinary Share”) and one warrant to purchase one-half of one Ordinary Share, pursuant to the registration statements (File Nos. 333-217006 and 333-217911) (collectively, the “Registration Statement”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $210,000,000. The underwriters of the IPO were granted an option to purchase up to an additional 3,150,000 Units to cover over-allotments, if any (“Over-Allotment Units”). The underwriters exercised the option in part and, on May 30, 2017, the underwriters purchased 1,921,700 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $19,217,000.

As previously reported on a Current Report on Form 8-K of the Company, on May 17, 2017, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 11,850,000 warrants (the “Placement Warrants”) to NESR Holdings Ltd., the Company’s sponsor, at a price of $0.50 per Placement Warrant, generating total proceeds of $5,925,000. On May 30, 2017, simultaneously with the sale of the Over-Allotment Units, the Company consummated the private sale of an additional 768,680 Placement Warrants to the sponsor, generating gross proceeds of $384,340.

In connection with the partial over-allotment exercise, the Company’s initial shareholder forfeited an aggregate of 307,075 Ordinary Shares.

A total of $229,217,000 of the net proceeds from the sale of Units in the IPO (including the Over-Allotment Units) and the private placements on May 17, 2017 and May 30, 2017, respectively, were placed in a trust account established for the benefit of the Company’s public shareholders. The Company’s unaudited pro forma balance sheet as of May 30, 2017, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and related private placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Separate Trading of Ordinary Shares and Warrants

On May 30, 2017, the Company announced that the securities included in the Units will trade separately commencing on June 5, 2017. The Units will cease trading and will automatically separate into their component securities on such date. Each Unit consists of one Ordinary Share and one Warrant. Upon separation, each of the underlying Ordinary Shares and Warrants are expected to trade on the Nasdaq Capital Market under the symbols “NESR” and “NESRW,” respectively.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units and the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description
99.1	Pro Forma Balance Sheet
99.2	Press Release, dated May 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2017

NATIONAL ENERGY SERVICES REUNITED CORP.

By:	/s/ Sherif Foda
Name: Sherif Foda
Title: Chief Executive Officer